SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

September 30, 2004
Date of Report (Date of earliest event reported)

Weider Nutrition International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14608	87-0563574
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2002 South 5070 West Salt Lake City, Utah (Address of principal executive offices)		84104-4726 (Zip Code)

(801) 975-5000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

On September 30, 2004, the registrant announced its earnings for its fiscal 2005 first quarter results, which ended on August 31, 2004. A copy of the press release announcing the earnings is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

            (c)     Exhibits

             99.1    Press Release dated September 30, 2004.

The information in this report (including exhibits hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or the Securities and Exchange Commission’s rules and regulations, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                               WEIDER NUTRITION INTERNATIONAL, INC.

By:	/s/ Joseph W. Baty
Name: Joseph W. Baty
Title: Executive Vice President and Chief
Financial Officer
Date: September 30, 2004

INDEX TO EXHIBITS

Item Number	Exhibit
99.1	Press Release, dated September 30, 2004